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                                                                    EXHIBIT 4.3


             [LOGO OF BRIGHT HORIZONS FAMILY SOLUTIONS APPEARS HERE]


                                BRIGHT HORIZONS
                                FAMILY SOLUTIONS


         COMMON STOCK                                   COMMON STOCK
            NUMBER                                         SHARES
         --------------                               ----------------
     BHF
         --------------                               ----------------

  INCORPORATED UNDER THE LAWS                         SEE REVERSE FOR
   OF THE STATE OF DELAWARE                           CERTAIN DEFINITIONS

                                                      CUSIP 109195 10 7

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THIS CERTIFIES THAT

IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF ONE CENT
                              ($.01) PER SHARE OF


BRIGHT HORIZONS FAMILY SOLUTIONS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and By-laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and Registered by the Registrar.

WITNESS  the facsimile signatures of
the Corporation's duly authorized officers.

Dated:

COUNTER SIGNED AND REGISTERED:

         NORWEST BANK MINNESOTA, N.A.
         ----------------------------
                  TRANSFER AGENT AND REGISTRAR

BY:
    -------------------------------
         AUTHORIZED SIGNATURE



STEPHEN I. DREIER                 MARGUERITE W. SALLEE           ROGER H. BROWN
        SECRETARY              CHIEF EXECUTIVE OFFICER                PRESIDENT
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                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

         The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common               UNIF GIFT MIN ACT - __________________________        UNIF TRF MIN ACT - ________
TEN ENT - as tenants by the entireties                               (Cust)                                            (Cust)
 JT TEN - as joint tenants with right        Custodian                                             Custodian (until age __) _______
          of survivorship and not                      ____________________________________                                 (Minor)
          as tenants in common                                       (Minor)                       Under Uniform Transfers
                                                                                                   to Minors Act __________
                                             under Uniform Gifts to Minors Act                                     (State)
                                             ---------------------------------------------
                                                                              (State)


         Additional abbreviations may also be used though not in the above list

         FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers unto



                  PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE (...)

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with the full power of substitution in the premises.

Dated
      -------------------------


                                       -----------------------------------------
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THIS CERTIFICATE, IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature (s) Guaranteed;


By
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THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.